Exhibit 99.1 - Pool Data Report

CIT Equipment Collateral 2005-VT1
Composition of Contract Pool
at June 30, 2007

Average
	Current	Weighted	Weighted	Required
Number	Required	Average	Average	Payoff
of	Payoff	Original	Remaining	Amount
Contracts	Amount	Term	Term	(Range)
29,522	$158,607,884	55.95 months	21.32 months	$5,373
($0 to $1,582,328.09)

Type of Contract
at June 30, 2007

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Type of Contract	Contracts	Contracts	Amount	Amount
True Leases	16,391	55.52%	110,449,318	69.64%
Finance Leases	13,131	44.48	48,158,566	30.36
Total	29,522	100.00%	158,607,884	100.00%

CIT Equipment Collateral 2005-VT1
Geographical Distribution
(Based on obligor billing address)
at June 30, 2007

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
State	Contracts	Contracts	Amount	Amount
Alabama	256	0.87%	1,045,665	0.66%
Alaska	65	0.22	141,014	0.09
Arizona	523	1.77	2,653,717	1.67
Arkansas	177	0.60	715,990	0.45
California	3,586	12.15	15,277,071	9.63
Colorado	709	2.40	2,409,030	1.52
Connecticut	484	1.64	2,870,749	1.81
Delaware	87	0.29	496,778	0.31
District of Columbia	102	0.35	193,776	0.12
Florida	2,660	9.01	14,448,690	9.11
Georgia	807	2.73	3,385,856	2.13
Hawaii	72	0.24	500,192	0.32
Idaho	63	0.21	188,220	0.12
Illinois	851	2.88	4,498,890	2.84
Indiana	420	1.42	1,345,039	0.85
Iowa	158	0.54	923,819	0.58
Kansas	163	0.55	414,274	0.26
Kentucky	208	0.70	928,923	0.59
Louisiana	246	0.83	630,484	0.40
Maine	54	0.18	68,375	0.04
Maryland	543	1.84	3,601,610	2.27
Massachusetts	1,053	3.57	5,577,687	3.52
Michigan	1,039	3.52	8,702,330	5.49
Minnesota	414	1.40	1,982,378	1.25
Mississippi	155	0.53	442,524	0.28
Missouri	365	1.24	2,602,537	1.64
Montana	65	0.22	329,709	0.21
Nebraska	88	0.30	592,642	0.37
Nevada	148	0.50	440,491	0.28
New Hampshire	169	0.57	547,784	0.35
New Jersey	1,918	6.50	15,463,499	9.75
New Mexico	112	0.38	288,747	0.18
New York	2,670	9.04	17,437,922	10.99
North Carolina	695	2.35	2,899,960	1.83
North Dakota	34	0.12	107,031	0.07
Ohio	831	2.81	4,580,361	2.89
Oklahoma	186	0.63	1,312,479	0.83
Oregon	490	1.66	1,954,002	1.23
Pennsylvania	1,591	5.39	9,389,968	5.92
Rhode Island	103	0.35	461,810	0.29
South Carolina	309	1.05	1,546,825	0.98
South Dakota	42	0.14	78,227	0.05
Tennessee	610	2.07	3,403,231	2.15
Texas	2,241	7.59	11,818,539	7.45
Utah	146	0.49	662,161	0.42
Vermont	52	0.18	69,835	0.04
Virginia	701	2.37	4,417,276	2.79
Washington	574	1.94	2,821,817	1.78
West Virginia	101	0.34	476,798	0.30
Wisconsin	342	1.16	1,344,673	0.85
Wyoming	44	0.15	116,481	0.07
Total	29,522	100.00%	158,607,884	100.00%

CIT Equipment Collateral 2005-VT1
Payment Status
at June 30, 2007
		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Days Delinquent	Contracts	Contracts	Amount	Amount
Current, including 1 to 30 day
delinquent contracts	28,050	95.01%	152,695,731	96.27%
31-60 days delinquent	636	2.15	2,928,540	1.85
61-90 days delinquent	306	1.04	1,173,565	0.74
91-120 days delinquent	232	0.79	1,158,896	0.73
Over 120 days delinquent	298	1.01	651,152	0.41
Total	29,522	100.00%	158,607,884	100.00%

Equipment Type
at June 30, 2007

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Type of Equipment	Contracts	Contracts	Amount	Amount
Telecommunciations	6,605	22.37%	78,811,501	49.69%
General Office Equipment/Copiers	5,452	18.47	45,419,876	28.64
Computers	14,812	50.17	22,951,856	14.47
Automotive	2,005	6.79	7,847,353	4.95
Other (1)	493	1.67	2,196,820	1.39
Software	138	0.47	1,217,058	0.77
Resources	17	0.06	163,419	0.10
Total	29,522	100%	158,607,884	100%

(1) Includes $134,185.05 as the largest and $4,456.02 as the average Required Payoff Amount.

CIT Equipment Collateral 2005-VT1
Required Payoff Amount
at June 30, 2007

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Required Payoff Amount	Contracts	Contracts	Amount	Amount
0.00 - 5,000.00	23,097	78.24%	33,224,524	20.95%
5,000.01 - 10,000.00	3,517	11.91	24,480,076	15.43
10,000.01 - 15,000.00	1,098	3.72	13,403,532	8.45
15,000.01 - 25,000.00	830	2.81	15,922,445	10.04
25,000.01 - 50,000.00	589	2.00	20,331,010	12.82
50,000.01 - 100,000.00	239	0.81	16,347,953	10.31
100,000.01 - 150,000.00	66	0.22	7,862,058	4.96
150,000.01 - 250,000.00	48	0.16	9,541,921	6.02
250,000.01 - 500,000.00	28	0.09	9,822,619	6.19
500,000.01 - 1,000,000.00	9	0.03	6,089,418	3.84
1,000,000.01 - 1,582,328.09	1	0.00	1,582,328	1.00
Total	29,522	100.00	$ 158,607,884	100.00%

Remaining Term
at June 30, 2007

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Remaining Terms of Contracts	Contracts	Contracts	Amount	Amount
(months)
0- 12	15,168	51.38%	27,177,571	17.14
13- 24	8,476	28.71	55,184,836	34.79%
25- 36	5,872	19.89	75,935,217	47.88
37- 48	5	0.02	274,588	0.17
49- 60	1	0.00	35,671	0.02
Total	29,522	100.00%	158,607,884	100.00%

CIT Equipment Collateral 2005-VT1
Types of Obligor
at June 30, 2007

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Type of Obligor	Contracts	Contracts	Amount	Amount
Service Organizations (1)	14,124	47.84%	81,932,172	51.66%
Financial Services Institutions	2,395	8.11	15,514,404	9.78
Manufacturing	2,529	8.57	15,035,276	9.48
Medical / Healthcare Organizations	1,657	5.61	13,092,450	8.25
Wholesale Trade	1,619	5.48	7,332,269	4.62
Retail Trade	2,095	7.10	6,517,139	4.11
Communications & Utilities	298	1.01	4,312,758	2.72
Government	340	1.15	3,960,832	2.50
Construction	1,078	3.65	3,082,427	1.94
Transportation	593	2.01	2,793,445	1.76
Printing & Publishing	349	1.18	2,253,170	1.42
Other (2)	2,092	7.09	1,929,007	1.22
Resources & Agriculture	353	1.20	852,536	0.54
Total	29,522	100.00%	158,607,884	100.00%

(1) Primarily: Miscellaneous Service Organizations (42.08%); Engineering, Accounting and Research (11.77%);
Automotive Repair, Services & Parts (10.52%); Business Services (8.77%) and Membership Organizations (8.10%).
(2) Includes $16,231.53 as the largest required payoff amount relating to a single obligor.

     As shown in the table above, the servicer's records lists 1.22% of the total required payoff amount in the category of "Other" types of obligor. The servicer notes that the collateral securing approximately 1.16% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 0.06% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could b grouped into some other more specific type of obligor category.

Obligor Concentration

	Number	% of Total	Required	Required
Obligors (including contracts securing	of	Number of	Payoff	Payoff
vendor loans )	Contracts	Contracts	Amount	Amount
Top 5 Obligors	56	0.19%	$7,858,144	4.95%

The Top 5 obligors conduct business in the Service Industries (2.04%); Financial Services Institutions (1.07%); Communications & Utilities (1.01%) and Medical/Healthcare Organizations (0.83%) .

CIT Equipment Collateral 2005-VT1
Scheduled Payments from the Contracts
at June 30, 2007

Collection	Scheduled	Collection	Scheduled
Period	Cashflows	Period	Cashflows
Positive Rent Due	2,683,596.49

July-2007	9,597,091	January-2010	3,000,473
August-2007	12,498,230	February-2010	2,605,648
September-2007	11,782,530	March-2010	1,960,428
October-2007	10,740,277	April-2010	1,347,943
November-2007	9,534,752	May-2010	950,360
December-2007	8,447,519	June-2010	492,761
January-2008	7,055,145	July-2010	233,892
February-2008	6,960,527	August-2010	94,228
March-2008	6,496,334	September-2010	52,036
April-2008	6,238,298	October-2010	29,276
May-2008	6,433,437	November-2010	26,211
June-2008	6,121,513	December-2010	18,145
July-2008	5,973,876	January-2011	8,323
August-2008	5,943,456	February-2011	8,147
September-2008	5,865,713	March-2011	8,147
October-2008	5,658,812	April-2011	1,682
November-2008	5,495,421	May-2011	1,403
December-2008	5,307,570	June-2011	1,302
January-2009	5,079,670	July-2011	736
February-2009	4,951,662	August-2011	736
March-2009	4,744,790	September-2011	736
April-2009	4,403,198	October-2011	736
May-2009	4,092,981	November-2011	736
June-2009	3,769,412	December-2011	736
July-2009	3,308,816	January-2012	736
August-2009	2,927,411	February-2012	736
September-2009	2,544,667	March-2012	736
October-2009	1,910,000	April-2012	736
November-2009	1,315,104	May-2012	736
December-2009	924,707	June-2012	737